                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4983

                  Van Kampen Pennsylvania Tax Free Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/03

Item 1. Report to Shareholders

VAN KAMPEN
PENNSYLVANIA TAX FREE
INCOME FUND

ANNUAL REPORT


SEPTEMBER 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]
GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   WELCOME, SHAREHOLDER

   In this report, you'll learn about how your investment in Van Kampen Pennsylvania Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2003.


   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

   Income may subject certain individuals to the federal Alternative Minimum Tax
   (AMT).

                NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/93 through 9/30/03. Class A shares, adjusted for sales charges.

[CHART]

               VAN KAMPEN PENNSYLVANIA        LEHMAN BROTHERS
                TAX FREE INCOME FUND        MUNICIPAL BOND INDEX
9/30/93                        $ 9,527                   $10,000
12/31/93                       $ 9,629                   $10,141
3/31/94                        $ 9,039                   $ 9,584
6/30/94                        $ 9,143                   $ 9,689
9/30/94                        $ 9,212                   $ 9,756
12/31/94                       $ 9,079                   $ 9,616
3/31/95                        $ 9,706                   $10,296
6/30/95                        $ 9,808                   $10,544
9/30/95                        $10,051                   $10,847
12/31/95                       $10,588                   $11,295
3/31/96                        $10,406                   $11,159
6/30/96                        $10,460                   $11,244
9/30/96                        $10,733                   $11,502
12/31/96                       $10,997                   $11,795
3/31/97                        $10,954                   $11,767
6/30/97                        $11,285                   $12,172
9/30/97                        $11,626                   $12,539
12/31/97                       $11,941                   $12,879
3/31/98                        $12,076                   $13,027
6/30/98                        $12,246                   $13,226
9/30/98                        $12,548                   $13,631
12/31/98                       $12,571                   $13,713
3/31/99                        $12,670                   $13,835
6/30/99                        $12,451                   $13,591
9/30/99                        $12,216                   $13,537
12/31/99                       $12,003                   $13,431
3/31/2000                      $12,329                   $13,824
6/30/2000                      $12,451                   $14,033
9/30/2000                      $12,719                   $14,372
12/31/2000                     $13,199                   $15,001
3/31/2001                      $13,405                   $15,334
6/30/2001                      $13,499                   $15,433
9/30/2001                      $13,879                   $15,867
12/31/2001                     $13,722                   $15,770
3/31/2002                      $13,815                   $15,918
6/30/2002                      $14,240                   $16,501
9/30/2002                      $14,904                   $17,284
12/31/2002                     $14,806                   $17,284
3/31/2003                      $14,941                   $17,492
6/30/2003                      $15,271                   $17,943
9/30/2003                      $15,310                   $17,957

Index data source: Bloomberg

                              A SHARES                  B SHARES                 C SHARES
                           SINCE 5/01/87             SINCE 5/03/93            SINCE 8/13/93
                       --------------------------------------------------------------------------
AVERAGE ANNUAL         w/o SALES     w/SALES     w/o SALES     w/SALES     w/o SALES     w/SALES
TOTAL RETURNS           CHARGES      CHARGES      CHARGES      CHARGES      CHARGES      CHARGES
Since Inception             7.29%        6.97%        4.73%        4.73%        4.26%        4.26%

10-year                     4.86         4.35         4.30         4.30         4.10         4.10

5-year                      4.06         3.05         3.26         3.00         3.31         3.31

1-year                      2.72        -2.14         1.90        -2.03         2.18         1.20
-------------------------------------------------------------------------------------------------
30-Day SEC Yield                  3.87%                     3.33%                     3.32%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B and C shares reflect their conversion into Class A shares seven and 10 years after purchase, respectively. See footnote 3 in the Notes to Financial Statements for additional information. Certain non-recurring payments were made to Class C shares, resulting in an increase to the one-year total return of 0.20 percent. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Distribution rate represents the monthly annualized distributions of the fund at the end of the period and not the earnings of the Fund.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. Index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2003

     Van Kampen Pennsylvania Tax Free Income Fund is managed by the Adviser's Municipal team.(1) Members of the team include Dennis S. Pietrzak, Executive Director; John R. Reynoldson, Executive Director; and Timothy D. Haney, Vice President. The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. The economic backdrop for the 12 months ended September 30 was largely characterized by the persistent weakness of the U.S. economy. One of the most closely watched economic indicators, employment strength, was in negative territory for much of the period. Repeated comments from government and Wall Street officials suggesting that the U.S. economy might be entering a deflationary period also seemed to weigh heavily on the minds of investors. The Federal Reserve Board (the Fed) attempted to allay these fears and keep the economy moving in the right direction by cutting the Fed Funds target rate twice during the period, for a total reduction of 0.75 percent. At the same time, ongoing budgetary and fiscal difficulties at the state and local levels contributed to ratings downgrades for many municipal bonds.

     The uncertain climate had a definite effect on the municipal bond market. While yields on intermediate- and long-term bonds ended the period approximately where they began, the road between those two points was decidedly bumpy. From October 2002 to mid-June 2003, municipal yields fell by roughly 80 basis points to levels not seen since the late 1960s. These plummeting yields led to a surge in issuance as municipalities moved to lock in low financing rates and, in the case of older bonds, low refinancing costs. These record levels of supply met with record levels of demand as investors in search of relative investment stability poured cash into municipal bond funds. Demand for municipal bonds was also strong from so-called "cross-over" buyers--investors who traditionally favor taxable investments but were drawn to municipal bonds for their relatively attractive yields.

     The municipal market reversed abruptly in mid-June, when yields began to climb from their lows and investors shifted their attention to the rising equity market. Interest from cross-over investors also evaporated as the relative attractiveness of the taxable market grew. Issuance remained strong throughout this leg of the period, though it abated somewhat in the last three months.

(1) Team members may change at any time without notice.

     Pennsylvania's market has historically seen a substantial portion of its issuance come from the public and higher-education sectors, and this trend continued throughout the reporting period. Lured by low interest rates, educational issuers moved to secure low financing costs by issuing new debt and refinancing older, higher-coupon bonds at lower rates. This activity kept the issuance pipeline full, though the small size of many of the deals continued to pose a challenge for Pennsylvania investors.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark index.

     - The fund returned 2.72 percent for the 12 months ended September 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - The fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 3.89 percent for the same period.

     - The fund's monthly dividend of $0.0570 translated to a distribution rate of 3.74 percent based on the fund's maximum offering price (as of September 30, 2003, Class A shares adjusted for sales charges).

     See Performance Summary for additional information and index definition.

Q.   WHAT FACTORS HINDERED PERFORMANCE DURING THE REPORTING PERIOD?

A. In general, the fund's high-yield municipal bond holdings dampened performance during the rally early in the period. While these bonds continued to provide attractive income, their lower interest-rate sensitivity caused them to lag segments of the market with greater responsiveness to shifts in rates.

TOP 5 SECTORS AS OF 9/30/03

Public Education                  24.5%
Higher Education                  16.0
Public Building                   11.2
Health Care                       10.3
Water & Sewer                      5.9

RATING ALLOCATION AS OF 9/30/03

AAA/Aaa                           64.7%
AA/Aa                              9.9
A/A                                6.5
BBB/Baa                            7.7
BB/Ba                              2.2
B/B                                0.4
Non-Rated                          8.6

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. One of our key strategies during the period was to shift the portfolio's maturity profile to attempt to take advantage of compelling relative-value opportunities. Our analysis indicated that the most attractive part of the curve was in the 15- to 20-year range, where several securities with premium coupons were available. These bonds offered a combination of higher income and moderate interest-rate sensitivity, and were strong performers for the year.

Q.   PLEASE WALK US THROUGH HOW YOU POSITIONED THE FUND, HIGHLIGHTING KEY
     THEMES.

A. As mentioned earlier, we actively adjusted the portfolio's maturity profile in an effort to take advantage of relative-value and income opportunities. With interest rates at historic lows for much of the period, we also moved to trim the fund's duration (a measure of interest-rate sensitivity) slightly in order to help protect the portfolio from any potential rise in interest rates.

     Several of the fund's higher-coupon holdings were called away by issuers seeking to refinance their obligations at lower interest rates. We reinvested the proceeds into securities that we believed offered better total-return opportunities, including selected longer-maturity health-care bonds, which also helped to diversify the portfolio's exposures.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS?

A. We believe that the economy has lately shown some signs of improvement, though the employment picture remains soft and the likelihood of a sustained rebound is questionable. In this environment, we believe the Fed is likely to maintain a neutral stance in the absence of signs of strong economic growth. We will continue to monitor the market closely for compelling investment opportunities.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                                       MARKET
(000)          DESCRIPTION                                                          COUPON    MATURITY       VALUE
               PENNSYLVANIA MUNICIPAL BONDS  99.2%
     $ 1,260   Allegheny Cnty, PA Arpt Auth Pittsburgh Intl Arpt
               Rfdg (FGIC Insd)                                                      5.625%     01/01/10  $  1,399,784
       1,000   Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev
               Duquesne Univ Proj (AMBAC Insd)                                       6.500      03/01/11     1,215,570
       1,750   Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev
               Duquesne Univ Proj Rfdg (AMBAC Insd)                                  5.500      03/01/20     2,009,980
       3,000   Allegheny Cnty, PA Higher Ed Bldg Carnegie
               Mellon Univ                                                           5.125      03/01/32     3,062,370
       1,000   Allegheny Cnty, PA Hosp Dev Auth Hlthcare Fac Villa
               Saint Joseph                                                          5.875      08/15/18       886,810
       2,140   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
               Allegheny Vly Sch (Prerefunded @ 02/01/05)                            7.750      02/01/15     2,361,961
       2,000   Allegheny Cnty, PA Hosp Dev Auth Rev Ser A
               (MBIA Insd)                                                           6.500      11/15/30     2,329,780
       1,000   Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B                            9.250      11/15/30       981,130
       1,000   Allegheny Cnty, PA Indl Dev Auth Lease Rev                            6.625      09/01/24       911,680
       3,730   Allegheny Cnty, PA Port Auth Sub Lien Transn
               (MBIA Insd)                                                           5.500      06/01/09     4,303,674
       2,000   Allegheny Cnty, PA Port Auth Transn (FGIC Insd)                       5.500      03/01/15     2,254,100
       1,000   Allegheny Cnty, PA Port Auth Transn (FGIC Insd)                       5.500      03/01/16     1,124,070
       1,000   Allegheny Cnty, PA Port Auth Transn (FGIC Insd)                       5.500      03/01/17     1,120,540
       1,000   Allegheny Cnty, PA Res Mtg Single Family Ser MM
               (GNMA Collateralized)                                                 4.000      05/01/33       991,400
       1,880   Allegheny Cnty, PA Res Mtg Single Family Ser Z
               (GNMA Collateralized) (c)                                             6.875      05/01/26     1,941,420
       2,000   Allegheny Cnty, PA San Auth Swr (MBIA Insd)                           5.750      12/01/15     2,315,180
       2,000   Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd)                       5.750      12/01/16     2,308,280
       2,705   Bensalem Twp PA Sch Dist (FGIC Insd)                                  5.000      08/15/19     2,868,977
         745   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg Inc
               Proj Rfdg (Prerefunded @ 05/15/06)                                    7.500      05/15/13       851,125
       1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg Inc
               Proj Rfdg (Prerefunded @ 05/15/06)                                    7.700      05/15/22     1,174,720
       1,280   Bucks Cnty, PA Wtr & Swr Auth Neshaminy
               Interceptor Ser A (AMBAC Insd)                                        5.375      06/01/16     1,428,467
       1,050   Bucks Cnty, PA Wtr & Swr Auth Neshaminy
               Interceptor Ser A (AMBAC Insd)                                        5.375      06/01/17     1,167,253
       1,500   Canon McMillan Sch Dist PA Ser B (FGIC Insd)                          5.500      12/01/29     1,596,900

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

PAR
AMOUNT                                                                                                       MARKET
(000)          DESCRIPTION                                                          COUPON    MATURITY       VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
     $ 1,000   Chester Cnty, PA Hlth & Ed Fac Auth Hlth Sys Rev
               (AMBAC Insd)                                                          5.650%     05/15/20  $  1,044,350
       1,880   Chester Cnty, PA Hlth & Ed The Chester Cnty Hosp
               (MBIA Insd)                                                           5.625      07/01/08     2,057,303
       2,170   Council Rock, PA Sch Dist Ser A (MBIA Insd)                           5.375      11/15/18     2,402,429
       1,250   Cumberland Cnty, PA Muni Auth Dickinson College
               Ser A (AMBAC Insd)                                                    5.500      11/01/30     1,330,225
       2,000   Dauphin Cnty, PA Gen Auth Rev Hotel & Conf Ctr
               Hyatt Regency (a)                                                     6.200      01/01/29     1,578,620
       1,500   Dauphin Cnty, PA Gen Auth Rev Office & Pkg
               Riverfront Office                                                     6.000      01/01/25     1,284,705
       1,240   Delaware Cnty, PA Auth College Cabrini College
               (Asset Gty Insd)                                                      5.750      07/01/23     1,307,096
       1,500   Delaware Cnty, PA Auth College Neumann College
               Rfdg                                                                  6.000      10/01/31     1,528,110
       3,000   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
               Proj Rfdg                                                             7.000      06/01/26     3,032,490
       2,110   Delaware Cnty, PA Auth Univ Rev Villanova Univ Ser A
               (MBIA Insd)                                                           5.500      12/01/11     2,445,342
       2,500   Delaware Cnty, PA Indl Dev Auth Wtr Fac PA
               Suburban Wtr (AMBAC Insd)                                             5.350      10/01/31     2,567,000
       3,535   Delaware Vly, PA Regl Fin Auth                                        5.750      07/01/17     4,133,087
       2,115   Greater Johnstown, PA Sch Dist Ser B (MBIA Insd)                      5.375      08/01/15     2,367,827
       2,730   Greater Latrobe, PA Sch Auth (FGIC Insd)                              5.250      04/01/17     3,001,799
         720   Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd)                        5.375      09/15/16       807,444
       1,415   Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd)                        5.375      09/15/17     1,576,593
         790   Grove City, PA Area Hosp Auth Hlth Fac Rev Grove
               Manor Proj                                                            6.625      08/15/29       791,430
       1,000   Harrisburg, PA Auth Office & Pkg Rev Ser A
               (Prerefunded @ 05/01/08)                                              6.000      05/01/19     1,170,550
       1,865   Harveys Lake Gen Muni Auth PA College Rev College
               Misericordia Proj (ACA Insd)                                          5.750      05/01/14     2,003,737
         455   Hazleton, PA Hlth Svcs Auth Hosp Rev                                  5.500      07/01/07       463,436
         285   Hazleton, PA Hlth Svcs Auth Saint Joseph Med
               Cent Rfdg                                                             5.850      07/01/06       293,547
       1,615   Kennett, PA Cons Sch Dist Ser A (FGIC Insd)                           5.250      02/15/19     1,764,194
       1,000   Lancaster Cnty, PA Hosp Auth Rev Hlth Cent
               Saint Annes Home                                                      6.600      04/01/24       967,340
       2,000   Lehigh Cnty, PA Gen Purp Auth Cedar Crest
               College Rfdg                                                          6.700      04/01/26     2,080,460
       1,500   Lehigh Cnty, PA Gen Purp Auth Hosp Lehigh Vly Hlth
               Network Ser B (FSA Insd)                                              5.000      07/01/31     1,522,455

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

PAR
AMOUNT                                                                                                       MARKET
(000)          DESCRIPTION                                                          COUPON    MATURITY       VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
     $ 1,000   Lehigh Cnty, PA Gen Purp Auth Rev First Mtg Bible
               Fellowship Proj Ser A                                                 6.000%     12/15/23  $    878,890
       2,000   Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes
               Bethlehem                                                             5.250      08/15/23     1,955,240
       1,000   Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes
               Bethlehem                                                             5.375      08/15/33       966,760
       1,760   Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig
               Group Rfdg                                                            6.000      11/01/23     1,697,080
       1,085   Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath
               Inc Proj                                                              6.300      06/01/28       903,696
       1,895   Luzerne Cnty, PA Ser A (MBIA Insd)                                    5.250      11/15/18     2,089,768
         565   Lycoming Cnty, PA Auth Hosp Lease Rev Divine
               Providence Sisters Ser A                                              6.500      07/01/22       565,102
       1,250   McKeesport, PA Area Sch Dist Cap Apprec Ser A
               (AMBAC Insd)                                                            *        10/01/13       842,775
       2,000   McKeesport, PA Area Sch Dist Cap Apprec Ser A
               (AMBAC Insd)                                                            *        10/01/15     1,208,700
       3,630   McKeesport, PA Area Sch Dist Cap Apprec Ser C
               (AMBAC Insd)                                                            *        10/01/22     1,425,428
       1,095   Mercer Cnty, PA (FGIC Insd)                                           5.500      10/01/17     1,231,338
       1,500   Mifflin Cnty, PA Hosp Auth (Asset Gty Insd)                           6.200      07/01/25     1,667,535
       1,000   Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr                     6.000      01/01/43     1,004,300
       1,420   Monroeville, PA Muni Auth San Ser B (MBIA Insd)                       5.250      12/01/21     1,521,800
       1,450   Monroeville, PA Muni Auth San Ser B (MBIA Insd)                       5.250      12/01/22     1,542,640
       1,300   Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
               Rev Abington Mem Hosp Ser A                                           5.125      06/01/32     1,273,129
       1,000   Montgomery Cnty, PA Higher Ed & Temple Continuing
               Care Ctr (b)                                                          6.625      07/01/19       449,870
       1,000   Montgomery Cnty, PA Indl Dev Auth Retirement
               Cmnty Rev                                                             6.300      01/01/13     1,001,020
       1,000   Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty
               Rev Adult Cmntys Total Svcs Ser B                                     5.625      11/15/12     1,060,590
       1,000   Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
               Montenay Proj Ser A (MBIA Insd)                                       5.250      11/01/14     1,135,490
         930   Montgomery Cnty, PA Indl Dev Auth Rev
               Wordsworth Academy                                                    7.750      09/01/24       949,967
       2,000   Mount Lebanon, PA Hosp Auth Saint Clair Mem
               Hosp Ser A                                                            5.625      07/01/32     2,014,920
       1,340   Muhlenberg, PA Sch Dist Ser A (FGIC Insd)                             5.375      04/01/16     1,495,735
       1,000   North Penn, PA Wtr Auth Wtr Rev
               (Prerefunded @ 11/01/04) (FGIC Insd)                                  6.875      11/01/19     1,072,870
       1,290   Northampton Twp, PA (FGIC Insd)                                       5.375      05/15/16     1,435,989

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

PAR
AMOUNT                                                                                                       MARKET
(000)          DESCRIPTION                                                          COUPON    MATURITY       VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
     $ 1,000   Northeastern PA Hosp & Ed Auth College Rev Gtd
               Luzerne Cnty Cmnty College
               (Prerefunded @ 02/15/05) (AMBAC Insd)                                 6.625%     08/15/15  $  1,075,600
         187   Oil City, PA Towne Tower Proj (FHA Gtd)                               6.750      05/01/20       194,167
       1,440   Owen J Roberts Sch Dist PA (FSA Insd)                                 5.500      08/15/18     1,611,950
       1,000   Oxford, PA Area Sch Dist Ser A (FGIC Insd)                            5.500      02/15/16     1,123,590
       3,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
               Colver Proj Ser D                                                     7.050      12/01/10     3,103,470
       1,500   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
               Colver Proj Ser D                                                     7.125      12/01/15     1,550,565
         535   Pennsylvania Hsg Fin Agy Single Family Mtg Ser 40                     6.900      04/01/25       548,445
         665   Pennsylvania Hsg Fin Agy Single Family Mtg Ser 42                     6.850      04/01/25       685,130
       3,250   Pennsylvania Hsg Fin Agy Single Family Mtg Ser 74B                    5.250      04/01/32     3,285,522
       1,200   Pennsylvania St Higher Edl Fac Auth College & Univ
               Rev Bryn Mawr College (MBIA Insd)                                     5.625      12/01/27     1,296,480
       3,020   Pennsylvania St Higher Ed Fac Drexel Univ                             5.500      05/01/18     3,286,515
       2,000   Pennsylvania St Higher Ed Fac Thomas Jefferson Univ                   5.375      01/01/25     2,087,240
       1,095   Pennsylvania St Higher Ed Fac Thomas Jefferson Univ                   5.500      01/01/19     1,186,969
       1,600   Pennsylvania St Higher Ed Univ of Scranton
               (AMBAC Insd)                                                          5.750      11/01/15     1,842,576
       3,000   Pennsylvania St Higher Ed UPMC Hlth Sys Ser A                         6.000      01/15/31     3,150,450
       2,000   Pennsylvania St Pub Sch Bldg Auth Lehigh Career &
               Technical Inst (FGIC Insd)                                            5.250      10/01/32     2,080,100
       1,270   Pennsylvania St Univ Rfdg                                             5.250      03/01/17     1,403,502
       1,365   Perkiomen Vly Sch Dist PA (FSA Insd)                                  5.500      03/01/15     1,531,571
       1,445   Perkiomen Vly Sch Dist PA (FSA Insd)                                  5.500      03/01/16     1,621,333
       2,000   Philadelphia, PA (FSA Insd)                                           5.250      09/15/13     2,229,500
       1,500   Philadelphia, PA (FSA Insd)                                           5.250      09/15/25     1,555,665
       1,000   Philadelphia, PA Auth Indl Dev Hlthcare Fac Rev
               Baptist Home of Philadelphia Ser A                                    5.600      11/15/28       874,290
      11,565   Philadelphia, PA Auth Indl Dev Lease Rev Ser A
               (MBIA Insd)                                                           5.375      02/15/27    12,165,686
       2,505   Philadelphia, PA Auth Indl Dev Rev Coml Dev Rfdg                      7.750      12/01/17     2,546,708
       1,000   Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd)                     5.500      08/01/15     1,126,490
       1,000   Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd)                     5.500      08/01/16     1,125,110
       1,000   Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd)                     5.500      08/01/17     1,121,130
       1,500   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease
               Cap Apprec (FSA Insd)                                                   *        03/15/08     1,335,000
       3,750   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease
               Cap Apprec (FSA Insd)                                                   *        03/15/11     2,825,813
       3,775   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease
               Cap Apprec (FSA Insd)                                                   *        03/15/12     2,684,780

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

PAR
AMOUNT                                                                                                       MARKET
(000)          DESCRIPTION                                                          COUPON    MATURITY       VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
     $ 4,500   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease
               Cap Apprec (FSA Insd)                                                   *        03/15/13  $  3,037,230
       4,000   Philadelphia, PA Sch Dist Ser A (FSA Insd)                            5.750%     02/01/12     4,603,360
       1,030   Philadelphia, PA Sch Dist Ser A (FSA Insd)                            5.500      02/01/18     1,142,013
       2,600   Philadelphia, PA Sch Dist Ser A (FSA Insd)                            5.500      02/01/20     2,847,936
       2,000   Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA Insd)                  5.625      06/15/08     2,299,500
       1,465   Pittsburgh, PA Urban Redev Auth Mtg Rev Ser C1                        6.800      10/01/25     1,489,363
       1,475   Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D                         6.250      10/01/17     1,510,341
       1,000   Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
               Marian Cmnty Hosp Proj Rfdg                                           7.125      01/15/13       986,860
       1,630   Spring Ford Area Sch Dist, PA Ser A (FSA Insd)                        5.500      09/01/14     1,840,515
       1,720   Spring Ford Area Sch Dist, PA Ser A (FSA Insd)                        5.500      09/01/15     1,942,138
       1,210   State Pub Sch Bldg Auth PA College Rev Montgomery
               Cnty Cmnty College Rfdg                                               5.500      05/01/13     1,401,543
       1,275   State Pub Sch Bldg Auth PA College Rev
               Montgomery Cnty Cmnty College Rfdg                                    5.500      05/01/14     1,479,931
       2,000   State Pub Sch Bldg Auth PA Sch Lease Philadelphia
               Sch Dist Proj (FSA Insd)                                              5.000      06/01/33     2,026,660
       2,180   State Pub Sch Bldg Auth PA Sch Rev Burgettstown
               Sch Dist Ser D (Prerefunded @ 02/01/05) (MBIA Insd)                   6.500      02/01/14     2,336,720
       2,480   State Pub Sch Bldg Auth PA Sch Rev Conneaut Sch
               Dist Proj (FGIC Insd)                                                 5.250      11/01/23     2,630,412
       2,000   Sto-Rox Sch Dist PA (Prerefunded @ 12/15/10)
               (MBIA Insd)                                                           5.800      06/15/30     2,381,340
       2,500   Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
               Amt Ser A (AMBAC Insd)                                                5.500      01/01/19     2,682,425
       2,350   Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
               Sub Ser D                                                             5.375      01/01/18     2,330,190
       1,180   Union Cnty, PA Higher Ed Bucknell Univ Ser A                          5.250      04/01/19     1,290,283
       1,000   Union Cnty, PA Higher Ed Bucknell Univ Ser A                          5.250      04/01/20     1,084,430
       1,000   Union Cnty, PA Higher Ed Bucknell Univ Ser A                          5.250      04/01/21     1,075,490
         500   Union Cnty, PA Higher Ed Bucknell Univ Ser A                          5.250      04/01/22       534,120
       1,660   Upper St Clair Twp PA Sch Dist (FSA Insd)                             5.375      07/15/15     1,871,600
       1,200   Upper St Clair Twp PA Sch Dist (FSA Insd)                             5.375      07/15/17     1,336,740
       2,500   Washington Cnty, PA Ser A (AMBAC Insd)                                5.125      09/01/27     2,565,400
       1,500   West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj                   6.250      01/01/32     1,544,100
       1,390   Wilson, PA Area Sch Dist (FGIC Insd)                                  5.125      03/15/17     1,516,365
       1,000   York Cnty, PA Sch Technology Auth Lease Rev (FGIC Insd)               5.375      02/15/18     1,106,980
       1,070   York Cnty, PA Sch Technology Auth Lease Rev (FGIC Insd)               5.500      02/15/23     1,156,574
                                                                                                          ------------

TOTAL INVESTMENTS  99.2%
   (Cost $217,619,444)                                                                                     231,823,278
OTHER ASSETS IN EXCESS OF LIABILITIES   0.8%                                                                 1,934,049
                                                                                                          ------------
NET ASSETS  100.0%                                                                                        $233,757,327
                                                                                                          ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

*    Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)  Non-income producing security.

(c) All or a portion of these securities have been physically segregated in connection with open futures contracts.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

ASSETS:
Total Investments (Cost $217,619,444)                                                                   $231,823,278
Receivables:
  Interest                                                                                                 3,292,820
  Fund Shares Sold                                                                                           105,683
  Investments Sold                                                                                            60,000
Other                                                                                                        121,314
                                                                                                        ------------
    Total Assets                                                                                         235,403,095
                                                                                                        ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                                                    378,094
  Income Distributions                                                                                       294,853
  Variation Margin on Futures                                                                                249,281
  Custodian Bank                                                                                             208,174
  Distributor and Affiliates                                                                                 130,969
  Investment Advisory Fee                                                                                    113,858
Trustees' Deferred Compensation and Retirement Plans                                                         172,228
Accrued Expenses                                                                                              98,311
                                                                                                        ------------
    Total Liabilities                                                                                      1,645,768
                                                                                                        ------------
NET ASSETS                                                                                              $233,757,327
                                                                                                        ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited number of
  shares authorized)                                                                                    $222,569,261
Net Unrealized Appreciation                                                                               12,967,419
Accumulated Undistributed Net Investment Income                                                              (31,889)
Accumulated Net Realized Loss                                                                             (1,747,464)
                                                                                                        ------------
NET ASSETS                                                                                              $233,757,327
                                                                                                        ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $204,712,926 and 11,755,754 shares of beneficial interest issued and
    outstanding)                                                                                        $      17.41
    Maximum sales charge (4.75%* of offering price)                                                             .87
                                                                                                        ------------
    Maximum offering price to public                                                                    $      18.28
                                                                                                        ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $22,919,794 and 1,319,825 shares of beneficial interest issued and
    outstanding)                                                                                        $      17.37
                                                                                                        ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $6,124,607 and 351,684 shares of beneficial interest issued
    and outstanding)                                                                                    $      17.42
                                                                                                        ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

INVESTMENT INCOME:
Interest                                                                                                 $12,612,159
                                                                                                         -----------
EXPENSES:
Investment Advisory Fee                                                                                    1,431,084
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $520,248, $232,599 and $59,226, respectively)                                                           812,073
Shareholder Services                                                                                         143,797
Legal                                                                                                         31,246
Trustees' Fees and Related Expenses                                                                           24,556
Custody                                                                                                       20,487
Other                                                                                                        167,259
                                                                                                         -----------
    Total Expenses                                                                                         2,630,502
    Less Credits Earned on Cash Balances                                                                       4,356
                                                                                                         -----------
    Net Expenses                                                                                           2,626,146
                                                                                                         -----------
NET INVESTMENT INCOME                                                                                    $ 9,986,013
                                                                                                         ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Realized Gain/Loss:
  Investments                                                                                            $ 1,850,256
  Futures                                                                                                    100,132
                                                                                                         -----------
Net Realized Gain                                                                                          1,950,388
                                                                                                         -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                                                 18,777,481
                                                                                                         -----------
  End of the Period:
    Investments                                                                                           14,203,834
    Futures                                                                                               (1,236,415)
                                                                                                         -----------
                                                                                                          12,967,419
                                                                                                         -----------
Net Unrealized Depreciation During the Period                                                             (5,810,062)
                                                                                                         -----------
NET REALIZED AND UNREALIZED LOSS                                                                         $(3,859,674)
                                                                                                         ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                               $ 6,126,339
                                                                                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED           YEAR ENDED
                                                              SEPTEMBER 30, 2003   SEPTEMBER 30, 2002
                                                              ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                               $  9,986,013         $ 10,791,854
Net Realized Gain/Loss                                                 1,950,388              (33,603)
Net Unrealized Appreciation/
  Depreciation During the Period                                      (5,810,062)           5,683,185
                                                                    ------------         ------------
Change in Net Assets from Operations                                   6,126,339           16,441,436
                                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares                                                      (9,201,476)         (10,261,251)
  Class B Shares                                                        (849,383)            (963,895)
  Class C Shares                                                        (213,798)            (177,602)
                                                                    ------------         ------------
Total Distributions                                                  (10,264,657)         (11,402,748)
                                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                   (4,138,318)           5,038,688
                                                                    ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                             19,564,153           18,281,963
Net Asset Value of Shares Issued Through
  Dividend Reinvestment                                                6,204,892            6,714,616
Cost of Shares Repurchased                                           (28,037,420)         (23,005,052)
                                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                    (2,268,375)           1,991,527
                                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS                                 (6,406,693)           7,030,215

NET ASSETS:
Beginning of the Period                                              240,164,020          233,133,805
                                                                    ------------         ------------
End of the Period (Including accumulated undistributed
  net investment income of ($31,889) and
  $359,029, respectively)                                           $233,757,327         $240,164,020
                                                                    ============         ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------
CLASS A SHARES                                      2003         2002 (c)      2001         2000          1999
                                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                      $17.71        $17.34       $16.65       $16.86        $18.24
                                                     ------        ------       ------       ------        ------
  Net Investment Income                                 .74           .81          .89          .85           .89
  Net Realized and Unrealized Gain/Loss                (.28)          .42          .60         (.20)        (1.34)
                                                     ------        ------       ------       ------        ------
Total from Investment Operations                        .46          1.23         1.49          .65          (.45)
Less Distributions from Net
  Investment Income                                     .76           .86          .80          .86           .93
                                                     ------        ------       ------       ------        ------
NET ASSET VALUE, END OF THE PERIOD                   $17.41        $17.71       $17.34       $16.65        $16.86
                                                     ======        ======       ======       ======        ======

Total Return (a)                                       2.72%         7.39%        9.12%        4.12%        -2.65%
Net Assets at End of the
  Period (In millions)                               $204.7        $211.7       $204.8       $200.5        $205.4
Ratio of Expenses to Average
  Net Assets (b)                                       1.01%         1.00%        1.02%        1.09%         1.04%
Ratio of Net Investment Income to Average
  Net Assets                                           4.27%         4.77%        5.18%        5.19%         5.03%
Portfolio Turnover                                       21%           26%          26%          18%           53%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended September 30, 2000 and 1999.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------
CLASS B SHARES                                      2003         2002 (c)      2001         2000          1999
                                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                         $17.68        $17.30       $16.63       $16.85        $18.23
                                                     ------        ------       ------       ------        ------
  Net Investment Income                                 .61           .68          .75          .70           .76
  Net Realized and Unrealized Gain/Loss                (.29)          .43          .60         (.18)        (1.34)
                                                     ------        ------       ------       ------        ------
Total from Investment Operations                        .32          1.11         1.35          .52          (.58)
Less Distributions from Net
  Investment Income                                     .63           .73          .68          .74           .80
                                                     ------        ------       ------       ------        ------
NET ASSET VALUE, END OF THE PERIOD                   $17.37        $17.68       $17.30       $16.63        $16.85
                                                     ======        ======       ======       ======        ======

Total Return (a)                                       1.90%         6.66%        8.23%        3.26%        -3.37%
Net Assets at End of the Period
  (In millions)                                      $ 22.9        $ 23.3       $ 24.7       $ 25.3        $ 50.9
Ratio of Expenses to Average
  Net Assets (b)                                       1.76%         1.75%        1.77%        1.83%         1.80%
Ratio of Net Investment Income to Average
  Net Assets                                           3.53%         4.02%        4.43%        4.46%         4.28%
Portfolio Turnover                                       21%           26%          26%          18%           53%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charges was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended September 30, 2000 and 1999.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------
CLASS C SHARES                                      2003         2002 (c)      2001         2000          1999
                                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                      $17.68        $17.31       $16.63       $16.85        $18.23
                                                     ------        ------       ------       ------        ------
  Net Investment Income                                 .65           .68          .76          .72           .76
  Net Realized and Unrealized Gain/Loss                (.28)          .42          .60         (.20)        (1.34)
                                                     ------        ------       ------       ------        ------
Total from Investment Operations                        .37          1.10         1.36          .52          (.58)
Less Distributions from Net
  Investment Income                                     .63           .73          .68          .74           .80
                                                     ------        ------       ------       ------        ------
NET ASSET VALUE, END OF THE PERIOD                   $17.42        $17.68       $17.31       $16.63        $16.85
                                                     ======        ======       ======       ======        ======

Total Return (a)                                       2.18%(d)      6.59%        8.29%        3.26%        -3.37%
Net Assets at End of the Period
  (In millions)                                      $  6.1        $  5.1       $  3.6       $  3.2        $  4.3
Ratio of Expenses to Average
  Net Assets (b)                                       1.77%         1.75%        1.77%        1.84%         1.79%
Ratio of Net Investment Income to Average
  Net Assets                                           3.72%(d)      4.00%        4.43%        4.45%         4.27%
Portfolio Turnover                                       21%           26%          26%          18%           53%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended September 30, 2000 and 1999.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(d) Certain non-recurring payments were made to Class C shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .20% and .21%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993, and August 13, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2003, the Fund had no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premiums are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $2,994,253, which will expire between September 30, 2007 and September 30, 2009.

     At September 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                $217,442,623
                                                                    ============
Gross tax unrealized appreciation                                   $ 16,053,591
Gross tax unrealized depreciation                                     (1,672,936)
                                                                    ------------
Net tax unrealized appreciation on investments                      $ 14,380,655
                                                                    ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

     The tax character of distributions paid during the years ended September 30, 2003 and 2002 was as follows:

                                                               2003       2002
Distributions paid from:
   Ordinary income                                            $32,684    $24,896
   Long-term capital gain                                         -0-        -0-
                                                              -------    -------
                                                              $32,684    $24,896
                                                              =======    =======

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At September 30, 2003, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $10,292 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. In addition, a permanent tax difference relating to a portion of the capital loss carryforward expiring in the current tax year totaling $154,175 was reclassified from accumulated net realized loss to capital. Additionally, a permanent difference relating to book to tax amortization differences totaling $122,566 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

     As of September 30, 2003, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                               $352

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions on September 30, 2003.

F. EXPENSE REDUCTIONS During the year ended September 30, 2003, the Fund's custody fee was reduced by $4,356 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                      .60%
Over $500 million                                                       .50%

     For the year ended September 30, 2003, the Fund recognized expenses of approximately $8,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2003, the Fund recognized expenses of approximately $50,100 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2003, the Fund recognized expenses of approximately $105,900, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $96,800 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

3.   CAPITAL TRANSACTIONS
At September 30, 2003, capital aggregated $190,824,887, $25,418,734 and
$6,325,640 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                     SHARES          VALUE
Sales:
   Class A                                            825,835     $ 14,365,586
   Class B                                            165,557        2,866,728
   Class C                                            133,400        2,331,839
                                                   ----------     ------------
Total Sales                                         1,124,792     $ 19,564,153
                                                   ==========     ============

Dividend Reinvestment:
   Class A                                            318,733     $  5,522,642
   Class B                                             30,339          524,601
   Class C                                              9,095          157,649
                                                   ----------     ------------
Total Dividend Reinvestment                           358,167     $  6,204,892
                                                   ==========     ============

Repurchases:
   Class A                                         (1,340,492)    $(23,234,603)
   Class B                                           (196,053)      (3,390,849)
   Class C                                            (82,055)      (1,411,968)
                                                   ----------     ------------
Total Repurchases                                  (1,618,600)    $(28,037,420)
                                                   ==========     ============

     At September 30, 2002, capital aggregated $194,306,281, $25,433,371 and
$5,252,159 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                     SHARES         VALUE
Sales:
   Class A                                            725,574      $12,487,969
   Class B                                            214,888        3,693,110
   Class C                                            121,641        2,100,884
                                                   ----------      -----------
Total Sales                                         1,062,103      $18,281,963
                                                   ==========      ===========

Dividend Reinvestment:
   Class A                                            349,592      $ 6,010,011
   Class B                                             34,732          595,932
   Class C                                              6,328          108,673
                                                   ----------      -----------
Total Dividend Reinvestment                           390,652      $ 6,714,616
                                                   ==========      ===========

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

                                                      SHARES        VALUE
Repurchases:
   Class A                                           (939,173)    $(16,127,610)
   Class B                                           (355,663)      (6,100,724)
   Class C                                            (45,395)        (776,718)
                                                   ----------     ------------
Total Repurchases                                  (1,340,231)    $(23,005,052)
                                                   ==========     ============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2003 and 2002, 5,402 and 134,340 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2003 and 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                      AS A PERCENTAGE
                                                     OF DOLLAR AMOUNT
                                                     SUBJECT TO CHARGE
                                                 -----------------------
YEAR OF REDEMPTION                               CLASS B         CLASS C
First                                              4.00%            1.00%
Second                                             3.75%            None
Third                                              3.50%            None
Fourth                                             2.50%            None
Fifth                                              1.50%            None
Sixth                                              1.00%            None
Seventh and Thereafter                             None             None

     For the year ended September 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $31,300 and CDSC on redeemed shares of approximately $32,400. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

4.   INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $48,902,216 and $51,334,633, respectively.

5.   DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended September 30, 2003, are as follows:

                                                             CONTRACTS
Outstanding at September 30, 2002                                 -0-
Futures Opened                                                  1,914
Futures Closed                                                 (1,620)
                                                               ------
Outstanding at September 30, 2003                                 294
                                                               ======

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

     The futures contracts outstanding as of September 30, 2003 and the description and unrealized appreciation/depreciation are as follows:

                                                                        UNREALIZED
                                                                       APPRECIATION/
                                                           CONTRACTS   DEPRECIATION
SHORT CONTRACTS:
10-Year U.S. Treasury Notes - December 2003
   (Current Notional Value of $114,625 per contract)           57       $  (322,648)
5-Year U.S. Treasury Notes - December 2003
   (Current Notional Value of $113,469 per contract)          237          (913,767)
                                                              ---       -----------
                                                              294       $(1,236,415)
                                                              ===       ===========

6.   DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $490,400 and $10,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the year ended September 30, 2003, are payments retained by Van Kampen of approximately $216,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $20,900.

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of Van Kampen Pennsylvania Tax Free Income Fund

     We have audited the accompanying statement of assets and liabilities of the Van Kampen Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Pennsylvania Tax Free Income Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Chicago, Illinois
November 4, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Emerging Markets
   Emerging Markets Income
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]

- Visit our Web site at
  vankampen.com.
  To view a prospectus
  select LITERATURE,
  DOWNLOAD FUND INFO.

[ILLUSTRATION OF PHONE]

- Call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]

- E-mail us by visiting
  vankampen.com and
  selecting CONTACT US

* Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2003. The Fund designated 99.7% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                            NUMBER OF
                                            TERM OF                                          FUNDS IN
                                          OFFICE AND                                           FUND
                             POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE          FUND        SERVED     DURING PAST 5 YEARS                  BY TRUSTEE  HELD BY TRUSTEE
David C. Arch (58)           Trustee      Trustee      Chairman and Chief Executive             90      Trustee/Director/Managing
Blistex Inc.                              since 2003   Officer of Blistex Inc., a consumer              General Partner of
1800 Swift Drive                                       health care products manufacturer.               funds in the Fund
Oak Brook, IL 60523                                    Former Director of the World                     Complex.
                                                       Presidents Organization-Chicago
                                                       Chapter. Director of the Heartland
                                                       Alliance, a nonprofit organization
                                                       serving human needs based in
                                                       Chicago.

J. Miles Branagan (71)       Trustee      Trustee      Private investor. Co-founder, and        88      Trustee/Director/Managing
1632 Morning Mountain Road                since 1995   prior to August 1996, Chairman,                  General Partner of
Raleigh, NC 27614                                      Chief Executive Officer and                      funds in the Fund
                                                       President, MDT Corporation (now                  Complex.
                                                       known as Getinge/Castle, Inc., a
                                                       subsidiary of Getinge Industrier
                                                       AB), a company which develops,
                                                       manufactures, markets and services
                                                       medical and scientific equipment.

                                                                                            NUMBER OF
                                            TERM OF                                          FUNDS IN
                                          OFFICE AND                                           FUND
                             POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE          FUND        SERVED     DURING PAST 5 YEARS                  BY TRUSTEE  HELD BY TRUSTEE
Jerry D. Choate (65)         Trustee      Trustee      Prior to January 1999, Chairman and      88      Trustee/Director/Managing
33971 Selva Road                          since 1999   Chief Executive Officer of the                   General Partner of
Suite 130                                              Allstate Corporation ("Allstate")                funds in the Fund
Dana Point, CA 92629                                   and Allstate Insurance Company.                  Complex. Director of
                                                       Prior to January 1995, President                 Amgen Inc., a
                                                       and Chief Executive Officer of                   biotechnological
                                                       Allstate. Prior to August 1994,                  company, and
                                                       various management positions at                  Director of Valero
                                                       Allstate.                                        Energy Corporation,
                                                                                                        an independent
                                                                                                        refining company.

Rod Dammeyer (62)            Trustee      Trustee      President of CAC, llc., a private        90      Trustee/Director/Managing
CAC, llc.                                 since 2003   company offering capital investment              General Partner of
4350 LaJolla Village Drive                             and management advisory services.                funds in the Fund
Suite 980                                              Prior to July 2000, Managing                     Complex. Director of
San Diego, CA 92122-6223                               Partner of Equity Group Corporate                TeleTech Holdings
                                                       Investment (EGI), a company that                 Inc., Stericycle,
                                                       makes private investments in other               Inc., TheraSense,
                                                       companies.                                       Inc., GATX
                                                                                                        Corporation, Arris
                                                                                                        Group, Inc. and
                                                                                                        Trustee of the
                                                                                                        University of Chicago
                                                                                                        Hospitals and Health
                                                                                                        Systems. Prior to May
                                                                                                        2002, Director of
                                                                                                        Peregrine Systems Inc.
                                                                                                        Prior to February
                                                                                                        2001, Vice Chairman
                                                                                                        and Director of
                                                                                                        Anixter International,
                                                                                                        Inc. and IMC Global
                                                                                                        Inc. Prior to July
                                                                                                        2000, Director of
                                                                                                        Allied Riser
                                                                                                        Communications Corp.,
                                                                                                        Matria Healthcare
                                                                                                        Inc., Transmedia
                                                                                                        Networks, Inc., CNA
                                                                                                        Surety, Corp. and
                                                                                                        Grupo Azcarero Mexico
                                                                                                        (GAM). Prior to April
                                                                                                        1999, Director of
                                                                                                        Metal Management, Inc.

                                                                                            NUMBER OF
                                            TERM OF                                          FUNDS IN
                                          OFFICE AND                                           FUND
                             POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE          FUND        SERVED     DURING PAST 5 YEARS                  BY TRUSTEE  HELD BY TRUSTEE
Linda Hutton Heagy (55)      Trustee      Trustee      Managing Partner of Heidrick &           88      Trustee/Director/Managing
Heidrick & Struggles                      since 1995   Struggles, an executive search                   General Partner of
233 South Wacker Drive                                 firm. Trustee on the University of               funds in the Fund
Suite 7000                                             Chicago Hospitals Board, Vice Chair              Complex.
Chicago, IL 60606                                      of the Board of the YMCA of
                                                       Metropolitan Chicago and a member
                                                       of the Women's Board of the
                                                       University of Chicago. Prior to
                                                       1997, Partner of Ray & Berndtson,
                                                       Inc., an executive recruiting firm.
                                                       Prior to 1996, Trustee of The
                                                       International House Board, a
                                                       fellowship and housing organization
                                                       for international graduate
                                                       students. Prior to 1995, Executive
                                                       Vice President of ABN AMRO, N.A., a
                                                       bank holding company. Prior to
                                                       1992, Executive Vice President of
                                                       La Salle National Bank.

R. Craig Kennedy (51)        Trustee      Trustee      Director and President of the            88      Trustee/Director/Managing
11 DuPont Circle, N.W.                    since 1993   German Marshall Fund of the United               General Partner of
Washington, D.C. 20016                                 States, an independent U.S.                      funds in the Fund
                                                       foundation created to deepen                     Complex.
                                                       understanding, promote
                                                       collaboration and stimulate
                                                       exchanges of practical experience
                                                       between Americans and Europeans.
                                                       Formerly, advisor to the Dennis
                                                       Trading Group Inc., a managed
                                                       futures and option company that
                                                       invests money for individuals and
                                                       institutions. Prior to 1992,
                                                       President and Chief Executive
                                                       Officer, Director and member of the
                                                       Investment Committee of the Joyce
                                                       Foundation, a private foundation.

Howard J Kerr (67)           Trustee      Trustee      Prior to 1998, President and Chief       90      Trustee/Director/Managing
736 North Western Avenue                  since 2003   Executive Officer of Pocklington                 General Partner of
P.O. Box 317                                           Corporation, Inc., an investment                 funds in the Fund
Lake Forest, IL 60045                                  holding company. Director of the                 Complex. Director of
                                                       Marrow Foundation.                               the Lake Forest Bank &
                                                                                                        Trust.

Jack E. Nelson (67)          Trustee      Trustee      President of Nelson Investment           88      Trustee/Director/Managing
423 Country Club Drive                    since 1987   Planning Services, Inc., a                       General Partner of
Winter Park, FL 32789                                  financial planning company and                   funds in the Fund
                                                       registered investment adviser in                 Complex.
                                                       the State of Florida. President of
                                                       Nelson Ivest Brokerage Services
                                                       Inc., a member of the NASD,
                                                       Securities Investors Protection
                                                       Corp. and the Municipal Securities
                                                       Rulemaking Board. President of
                                                       Nelson Sales and Services
                                                       Corporation, a marketing and
                                                       services company to support
                                                       affiliated companies.

                                                                                            NUMBER OF
                                            TERM OF                                          FUNDS IN
                                          OFFICE AND                                           FUND
                             POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE          FUND        SERVED     DURING PAST 5 YEARS                  BY TRUSTEE  HELD BY TRUSTEE
Hugo F. Sonnenschein (62)    Trustee      Trustee      President Emeritus and Honorary          90      Trustee/Director/Managing
1126 E. 59th Street                       since 2003   Trustee of the University of                     General Partner of
Chicago, IL 60637                                      Chicago and the Adam Smith                       funds in the Fund
                                                       Distinguished Service Professor in               Complex. Director of
                                                       the Department of Economics at the               Winston Laboratories,
                                                       University of Chicago. Prior to                  Inc.
                                                       July 2000, President of the
                                                       University of Chicago. Trustee of
                                                       the University of Rochester and a
                                                       member of its investment committee.
                                                       Member of the National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and a fellow
                                                       of the American Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey (61)      Trustee      Trustee      Chief Communications Officer of the      88      Trustee/Director/Managing
2101 Constitution Ave., N.W.              since 1999   National Academy of                              General Partner of
Room 285                                               Sciences/National Research Council,              funds in the Fund
Washington, D.C. 20418                                 an independent, federally chartered              Complex. Director of
                                                       policy institution, since 2001 and               Neurogen Corporation,
                                                       previously Chief Operating Officer               a pharmaceutical
                                                       from 1993 to 2001. Director of the               company, since January
                                                       Institute for Defense Analyses, a                1998.
                                                       federally funded research and
                                                       development center, Director of the
                                                       German Marshall Fund of the United
                                                       States, and Trustee of Colorado
                                                       College. Prior to 1993, Executive
                                                       Director of the Commission on
                                                       Behavioral and Social Sciences and
                                                       Education at the National Academy
                                                       of Sciences/National Research
                                                       Council. From 1980 through 1989,
                                                       Partner of Coopers & Lybrand.

INTERESTED TRUSTEES*

                                                                                            NUMBER OF
                                            TERM OF                                          FUNDS IN
                                          OFFICE AND                                           FUND
                             POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN   OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE           FUND        SERVED     DURING PAST 5 YEARS                  BY TRUSTEE  HELD BY TRUSTEE
Mitchell M. Merin* (50)      Trustee,     Trustee      President and Chief funds in the         88      Trustee/Director/Managing
New York, NY 10020           President    since 1999   Fund Complex. Chairman, President,               General Partner of
1221 Avenue of the Americas  and Chief                 Chief Executive Officer and                      funds in the Fund
                             Executive                 Director of the Advisers and VK                  Complex.
                             Officer                   Advisors Inc. since December 2002.
                                                       Chairman, President and Chief
                                                       Executive Officer of Van Kampen
                                                       Investments since December 2002.
                                                       Director of Van Kampen Investments
                                                       since December 1999. Chairman and
                                                       Director of Van Kampen Funds Inc.
                                                       since December 2002. President,
                                                       Director and Chief Operating
                                                       Officer of Morgan Stanley
                                                       Investment Management since
                                                       December 1998. President and
                                                       Director since April 1997 and Chief
                                                       Executive Officer since June 1998
                                                       of Morgan Stanley Investment
                                                       Advisors Inc. and Morgan Stanley
                                                       Services Company Inc. Chairman,
                                                       Chief Executive Officer and
                                                       Director of Morgan Stanley
                                                       Distributors Inc. since June 1998.
                                                       Chairman since June 1998, and
                                                       Director since January 1998 of
                                                       Morgan Stanley Trust. Director of
                                                       various Morgan Stanley
                                                       subsidiaries. President of the
                                                       Morgan Stanley Funds since May
                                                       1999. Previously Chief Executive
                                                       Officer of Van Kampen Funds Inc.
                                                       from December 2002 to July 2003,
                                                       Chief Strategic Officer of Morgan
                                                       Stanley Investment Advisors Inc.
                                                       and Morgan Stanley Services Company
                                                       Inc. and Executive Vice President
                                                       of Morgan Stanley Distributors Inc.
                                                       from April 1997 to June 1998. Chief
                                                       Executive Officer from September
                                                       2002 to April 2003 and Vice
                                                       President from May 1997 to April
                                                       1999 of the Morgan Stanley Funds.

                                                                                            NUMBER OF
                                            TERM OF                                          FUNDS IN
                                          OFFICE AND                                           FUND
                             POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN   OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE           FUND        SERVED     DURING PAST 5 YEARS                  BY TRUSTEE  HELD BY TRUSTEE
Richard F. Powers, III* (57) Trustee      Trustee      Advisory Director of Morgan              90      Trustee/Director/Managing
1 Parkview Plaza                          since 1999   Stanley. Prior to December 2002,                 General Partner of
P.O. Box 5555                                          Chairman, Director, President,                   funds in the Fund
Oakbrook Terrace, IL 60181                             Chief Executive Officer and                      Complex.
                                                       Managing Director of Van Kampen
                                                       Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December
                                                       2002, President and Chief Executive
                                                       Officer of funds in the Fund
                                                       Complex. Prior to May 1998,
                                                       Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean
                                                       Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996,
                                                       Director of Dean Witter Reynolds
                                                       Inc.

Wayne W. Whalen* (64)        Trustee      Trustee      Partner in the law firm of Skadden,      90      Trustee/Director/Managing
333 West Wacker Drive                     since 1995   Arps, Slate, Meagher & Flom                      General Partner of
Chicago, IL 60606                                      (Illinois), legal counsel to funds               funds in the Fund
                                                       in the Fund Complex.                             Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                    TERM OF
                                                  OFFICE AND
                             POSITION(S)           LENGTH OF
NAME, AGE AND ADDRESS         HELD WITH              TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER              FUND                SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (62)         Vice President       Officer      Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                               since 1998   Vice President of funds in the Fund Complex. Prior to
45th Floor                                                     December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                              Investments and President and Chief Operations Officer of
                                                               the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                               Executive Vice President and Chief Investment Officer of
                                                               funds in the Fund Complex. Prior to May 2001, Managing
                                                               Director and Chief Investment Officer of Van Kampen
                                                               Investments, and Managing Director and President of the
                                                               Advisers and Van Kampen Advisors Inc. Prior to December
                                                               2000, Executive Vice President and Chief Investment Officer
                                                               of Van Kampen Investments, and President and Chief Operating
                                                               Officer of the Advisers. Prior to April 2000, Executive Vice
                                                               President and Chief Investment Officer for Equity
                                                               Investments of the Advisers. Prior to October 1998, Vice
                                                               President and Senior Portfolio Manager with AIM Capital
                                                               Management, Inc. Prior to February 1998, Senior Vice
                                                               President and Portfolio Manager of Van Kampen American
                                                               Capital Asset Management, Inc., Van Kampen American Capital
                                                               Investment Advisory Corp. and Van Kampen American Capital
                                                               Management, Inc.

Stefanie V. Chang (36)       Vice President       Officer      Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003   Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)     Executive            Officer      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  Vice President       since 2002   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           and Chief                         Management Inc. and Morgan Stanley Investments LP and
                             Investment Officer                Director of Morgan Stanley Trust for over 5 years. Executive
                                                               Vice President and Chief Investment Officer of funds in the
                                                               Fund Complex. Managing Director and Chief Investment Officer
                                                               of Van Kampen Investments, the Advisers and Van Kampen
                                                               Advisors Inc. since December 2002.

                                                    TERM OF
                                                  OFFICE AND
                             POSITION(S)           LENGTH OF
NAME, AGE AND ADDRESS         HELD WITH              TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER              FUND                SERVED     DURING PAST 5 YEARS
John R. Reynoldson (50)      Vice President       Officer      Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                  since 2000   and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                  Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                     the Fixed Income Department of the Advisers and Van Kampen
                                                               Advisors Inc. Prior to December 2000, Senior Vice President
                                                               of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                               2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                               President of the government securities bond group for Asset
                                                               Management.

Ronald E. Robison (64)       Executive Vice       Officer      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and        since 2003   Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal Executive               funds in the Fund Complex. Chief Global Operations Officer
                             Officer                           and Managing Director of Morgan Stanley Investment
                                                               Management Inc. Managing Director of Morgan Stanley.
                                                               Managing Director and Director of Morgan Stanley Investment
                                                               Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                               Executive Officer and Director of Morgan Stanley Trust. Vice
                                                               President of the Morgan Stanley Funds.

A. Thomas Smith III (46)     Vice President and   Officer      Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  Secretary            since 1999   Director of Van Kampen Investments, Director of the
New York, NY 10020                                             Advisers, Van Kampen Advisors Inc., the Distributor,
                                                               Investor Services and certain other subsidiaries of Van
                                                               Kampen Investments. Managing Director and General
                                                               Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                               Inc. Vice President and Secretary of funds in the Fund
                                                               Complex. Prior to July 2001, Managing Director, General
                                                               Counsel, Secretary and Director of Van Kampen Investments,
                                                               the Advisers, the Distributor, Investor Services, and
                                                               certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                               Secretary and Director of Van Kampen Investments, the
                                                               Advisers, Van Kampen Advisors Inc., the Distributor,
                                                               Investor Services and certain other subsidiaries of Van
                                                               Kampen Investments. Prior to January 1999, Vice President
                                                               and Associate General Counsel to New York Life Insurance
                                                               Company ("New York Life"), and prior to March 1997,
                                                               Associate General Counsel of New York Life. Prior to
                                                               December 1993, Assistant General Counsel of The Dreyfus
                                                               Corporation. Prior to August 1991, Senior Associate, Willkie
                                                               Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                               the Securities and Exchange Commission, Division of
                                                               Investment Management, Office of Chief Counsel.

                                                    TERM OF
                                                  OFFICE AND
                             POSITION(S)           LENGTH OF
NAME, AGE AND ADDRESS         HELD WITH              TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER              FUND                SERVED     DURING PAST 5 YEARS
John L. Sullivan (48)        Vice President,      Officer      Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Chief Financial      since 1996   the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Officer and                       subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181   Treasurer                         Chief Financial Officer and Treasurer of funds in the Fund
                                                               Complex. Head of Fund Accounting for Morgan Stanley
                                                               Investment Management. Prior to December 2002, Executive
                                                               Director of Van Kampen Investments, the Advisers and Van
                                                               Kampen Advisors Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.


                   Van Kampen Funds Inc.
                   1 Parkview Plaza, P.O. Box 5555
                   Oakbrook Terrace, IL 60181-5555
                   www.vankampen.com


[VAN KAMPEN INVESTMENT LOGO]

                          GENERATIONS OF EXPERIENCE(SM)


                   Copyright (C) 2003 Van Kampen Funds Inc. All rights reserved. Member NASD/SIPC. 58, 358, 558
                   PATF ANR 11/03  12232K03-AP-11/03

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)     No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto

(d) The Fund has granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)     Not applicable.

(f)

        (1)   The Fund's Code of Ethics is attached hereto as Exhibit 10A.
        (2)   Not applicable.
        (3)   Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. [Reserved.]

Item 9. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each Principal Executive Officer and Principal Financial Officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Van Kampen Pennsylvania Tax Free Income Fund
            --------------------------------------------------------

By: /s/ Ronald E. Robison
   --------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 19, 2003

By: /s/ John L. Sullivan
    ------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: November 19, 2003